Warrants	12 Months Ended
Dec. 31, 2019
Warrants [Abstract]
WARRANTS
13	Warrants

In connection with the completion of the business combination on 20 December 2019, each of Twelve Sea’s 21,229,000 outstanding warrants were converted into the Group’s warrants at 1:1 ratio. The warrants allow the holder to subscribe for the ordinary shares of the Company at 1:1 basis at an exercise price of USD 11.50. The warrants shall lapse and expire after five years from the closing of the business combination.

As the exercise price and maximum number of ordinary shares from which the Warrants are converted into ordinary shares of the Company is a fixed ratio and will be gross settled, the Warrants are accounted for as equity instruments.

The Fair value has been determined using the quoted price of the warrants on the date of the business combination and amounted to USD 17.0 million. These warrants were accounted for as part of the consideration transferred under IFRS 2. Additional information is provided in note 25.

Between, the reporting date and the date of authorization of these financial statements, holders of 100 warrants have exercised their rights and converted the warrants into ordinary shares.